SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        June 24, 2002


                            Oshkosh Truck Corporation
             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-13886                         39-0520270
---------------               -----------                       ----------
(State or other            (Commission File                   (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
                   -------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.  The following exhibit is being filed herewith:

         (99.1)   Oshkosh Truck Corporation News Release, dated June 24, 2002.

Item 9.  Regulation FD Disclosure.

         On June 24, 2002, Oshkosh Truck Corporation issued a press release. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.









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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OSHKOSH TRUCK CORPORATION



Date:  June 24, 2002                        By:  /s/ Charles L. Szews
                                               --------------------------------
                                                Charles L. Szews
                                                Executive Vice President and
                                                   Chief Financial Officer







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
                         OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated June 24, 2002


Exhibit
Number

(99.1)          Oshkosh Truck Corporation News Release, dated June 24, 2002.










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